ABSC OOMC 2006-HE3

Asset Backed Securities Portfolio Analysis

4,871 records

Balance: 965,389,463

All records

Selection Criteria: All records

Table of Contents

1. Collateral Characteristics

2. ARM Characterisitics

3. Loan Type

4. Loan Purpose

5. Ocuupancy

6. Doc

7. FICO

8. DTI

9. Combined LTV

10. Loan Balance Distribution

11. State

12. Russ Belt States (IN,MI,OH)

13. DOC

14. FICO-First Lien

15. FICO-Second Lien

1. Collateral Characteristics

Pool Balance: 965,389,463.31

# of Loans: 4871

Avg Balance: 198191.23

GWAC: 8.097

WA Remaining Term: 356

Season: 3

Second Lien: 4.27

Silent Second: 17.43

NZWA DTI: 42.57

WA LTV: 80.43

WA CLTV: 83.80

NZWA FICO: 623

IO %: 17.56

IO and DTI > 45: 8.34

Prepay Penalty %: 71.55

Top

2. ARM Characterisitics

WAC: 8.063

WA Rem Term: 357

WA Margin: 6.287

WA Initial Cap: 2.990

WA Periodic Cap: 1.001

WA Ceiling: 13.971

WA Remaining Months to roll: 23

Top

3. Loan Type

Loan Type	Number of Loans	Balance	% of Balance
15 Yr Fixed	25	1859054.65	0.19
20 Yr Fixed	24	1967532.15	0.2
30 Yr Fixed	1361	133883310.2	13.87
30 Yr Fixed- IO 5 Yrs	25	12461007.43	1.29
ARM 15/15	9	204906.03	0.02
ARM 15/30 - IO 5 Yrs	1	162500	0.02
ARM 2/13	2	176669.19	0.02
ARM 2/28	2031	394396641.5	40.85
ARM 2/28- IO 5Yrs	384	135423295.1	14.03
ARM 2/28-40YR Amortization	656	187318282.6	19.4
ARM 3/27	56	11477848.72	1.19
ARM 3/27- IO 5Yrs	7	3922517.99	0.41
ARM 3/27-40YR Amortization	16	3745883.54	0.39
ARM 5/25	71	14459706.58	1.5
ARM 5/25- IO 5Yrs	45	17504901.75	1.81
ARM 5/25-40YR Amortization	50	14504597.99	1.5
ARM 6 Month ¯40YR Amortization	1	132780.82	0.01
ARM- 30 Yrs	1	90773.7	0.01
BALLOON 40/30	106	31697253.31	3.28
Total:	4871	965389463.3	100

4. Loan Purpose

Loan Purpose	Number of Loans	Balance	% of Balance
Cash Out	2373	575612403.4	59.62
Purchase	2168	328071607.3	33.98
Rate and Term	330	61705452.6	6.39
Total:	4871	965389463.3	100

5. Ocuupancy

Ocuupancy	Number of Loans	Balance	% of Balance
I	297	58702936	6.08
P	4505	890343875.2	92.23
S	69	16342652.08	1.69
Total:	4871	965389463.3	100

6. Doc

Doc	Number of Loans	Balance	% of Balance
F	3235	529115335.8	54.81
L	20	5668007.14	0.59
N	43	11635576.07	1.21
S	1573	418970544.3	43.4
Total:	4871	965389463.3	100

7. FICO

FICO	Number of Loans	Balance	% of Balance
<= 460	25	2527734.75	0.26
481 - 500	6	861560.6	0.09
501 - 520	233	43278225.2	4.48
521 - 540	232	44057497.33	4.56
541 - 560	244	45264030.9	4.69
561 - 580	443	85473515.03	8.85
581 - 600	750	128711691.5	13.33
601 - 620	798	136345776	14.12
621 - 640	696	134605162.8	13.94
641 - 660	526	107810783.3	11.17
661 - 680	354	83817093.62	8.68
681 - 700	218	58975599.27	6.11
701 - 720	141	36793381.15	3.81
721 - 740	78	20046396.42	2.08
741 - 760	68	15199416.3	1.57
761 >=	59	21621599.12	2.24
Total:	4871	965389463.3	100

8. DTI

DTI	Number of Loans	Balance	% of Balance
<= 10.00	54	13662270.07	1.42
10.01 - 20.00	100	14509031.03	1.5
20.01 - 30.00	477	78011221.67	8.08
30.01 - 40.00	1280	233313083.5	24.17
40.01 - 50.00	2029	417644335	43.26
50.01 - 60.00	931	208249522.1	21.57
Total:	4871	965389463.3	100

9. Combined LTV

											Non zero
											WA
Combined LTV	NZWA FICO	WAC	% Balance	Purch %	Inv Prop%	Ist Lien	% Silent Second	CA %	Full Doc %	IO%	DTI%	DT > 45
<= 79.99	604	7.68	31.2	6.53	4.51	99.38	1.1	34.78	47.48	14.77	41.8	40.75
80.00 - 84.99	607	8.096	14.81	21.62	5.89	98.95	0.26	24.13	45.44	15.53	41.6	40.47
85.00 - 89.99	621	8.109	8.08	20.42	8.02	98.83	0.95	24.87	51.76	14.75	43.39	46.53
90.00 - 94.99	641	8.218	13.79	37.18	14.18	99.26	2.15	23.36	46.89	20.42	43	50.07
95.00 - 99.99	632	8.663	11.55	44.38	10.19	97.39	10.78	17.6	71.31	18.5	42.76	41.38
100.00 >=	646	8.329	20.58	81.86	0.11	83.35	74.99	25.81	69.91	21.88	43.73	48.22
Total:	623	8.097	100	33.98	6.08	95.73	17.43	27	54.81	17.56	42.57	44.07

10. Loan Balance Distribution

Loan Balance Distribution	# of Loans	Agg Balance	Balance	GWAC	WA CLTV	NZWA FICO
0.01 - 25000.00	421	7,787,805.36	18498.35	11.341	98.88	616
25000.01 - 50000.00	315	11,461,638.77	36386.15	11.346	94.88	621
50000.01 - 75000.00	351	22,243,228.54	63371.02	10.419	86.84	616
75000.01 - 100000.00	442	38,737,828.06	87642.14	9.642	87.56	609
100000.01 - 150000.00	928	115,120,862.61	124052.65	8.93	86.52	605
150000.01 - 200000.00	634	110,515,008.36	174313.89	8.521	83.82	604
200000.01 - 250000.00	403	90,503,634.30	224574.77	8.196	81.76	609
250000.01 - 300000.00	303	83,168,776.44	274484.41	7.833	82.5	618
300000.01 - 350000.00	316	102,505,773.75	324385.36	7.579	83.67	630
350000.01 - 400000.00	227	85,192,835.66	375298.84	7.709	84.03	630
400000.01 - 450000.00	149	63,346,075.02	425141.44	7.436	83.78	644
450000.01 - 500000.00	122	58,079,389.91	476060.57	7.491	84.67	638
500000.01 - 550000.00	69	36,112,999.71	523376.81	7.226	82.83	636
550000.01 - 600000.00	63	36,290,412.22	576038.29	7.45	85.87	638
600000.01 - 650000.00	26	16,316,201.26	627546.2	7.265	85.52	647
650000.01 - 700000.00	26	17,513,058.85	673579.19	7.678	82.77	649
700000.01 - 750000.00	15	10,942,174.59	729478.31	7.503	78.96	660
750000.01 - 800000.00	15	11,661,827.35	777455.16	7.216	82.3	637
800000.01 - 850000.00	9	7,462,333.81	829148.2	7.463	80.8	615
850000.01 - 900000.00	7	6,128,572.02	875510.29	7.496	77.87	618
900000.01 - 950000.00	2	1,825,329.73	912664.87	6.497	80.09	721
950000.01 - 1000000.00	9	8,741,466.35	971274.04	6.83	77.13	635
1000000.01 >=	19	23,732,230.64	1249064.77	7.036	67.25	627
Total:	4871	965,389,463.31	198191.23	8.097	83.8	623

11. State

State	% Bal	# of Loans	Total Bal	Avg Loan Bal	WA LTV	% Silent Second	NZWA FICO
California	27	753	260,617,266.78	346,105.27	78.09	17.24	642
Florida	10.6	534	102,331,392.49	191,631.82	80.68	12.92	616
New York	9.59	290	92,571,179.54	319,210.96	79.46	12.76	636
Massachusetts	7.69	279	74,207,197.53	265,975.62	79.11	16.61	635
New Jersey	4.58	159	44,201,417.74	277,996.34	78.28	6.96	612
Other	40.55	2856	391,461,009.23	137,066.18	82.65	21.18	607
Total:	100	4871	965,389,463.31	198,191.23	80.43	17.43	623

12. Russ Belt States (IN,MI,OH)

Russ Belt States (IN,MI,OH)	% Bal	# of Loans	Total Bal	Avg Loan Bal	WA LTV	% Silent Second	NZWA FICO
Indiana	16.43	54	6,517,864.36	120,701.19	83.82	20.46	625
Michigan	51.75	202	20,529,607.56	101,631.72	84.04	28.77	592
Ohio	31.83	137	12,626,706.26	92,165.74	86.69	22.17	597
Total:	100	393	39,674,178.18	100,952.11	84.85	25.3	599

13. DOC

DOC	WA LTV	WA CLTV	NZWA FICO	WAC	% Bal	% Purch	% Inv Property	Ist Lien	% Silent Second	% CA	% Full Doc	% IO	DTI	DTI > 45
Full Documentation	81.59	85.71	610	8.169	54.81	34.05	4.16	94.98	20.93	22.9	100	15.3	43.5	51.03
Lite Documentation	81.07	85	626	8.24	0.59	60.41	4.04	93.95	19.66	47.48	0	15.09	42.37	43.07
No Documentation	86.02	86.36	713	8.333	1.21	49.78	2.9	98.45	1.7	16.48	0	9.47	27.04	0
Stated Documentation	78.8	81.3	636	7.999	43.4	33.1	8.62	96.62	13.42	32.19	0	20.66	41.4	36.51
Total:	80.43	83.8	623	8.097	100	33.98	6.08	95.73	17.43	27	54.81	17.56	42.57	44.07

14. FICO-First Lien

FICO-First Lien	Total Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	%IO	WAC	MARGIN	% Silent Second
<= 519	45015871	75.02	95	61.07	98.03	0	9.38	7.106	0.98
520 - 539	42513211	74.21	100	61.85	98.61	0	9.4	7.101	1.5
540 - 559	45339728	75.77	100	60.18	91.55	0.5	9.12	7.151	1.79
560 - 579	80128385	76.68	96.86	69.39	96.35	3.11	8.29	6.575	8.61
580 - 599	1.24E+08	77.7	100	65.24	95.21	18.51	7.99	6.291	18.03
600 - 619	1.31E+08	80.15	100	66.34	93.8	18.86	7.9	6.257	22.78
620 - 639	1.27E+08	81.85	100	61.97	92.71	25.73	7.72	6.058	19.28
640 - 659	1.03E+08	81.82	100	43.61	89.96	25.95	7.71	6.062	24.21
660 - 679	79277399	81.8	100	39.23	88.2	25.91	7.49	5.893	25.35
680 - 699	57313886	83.05	95	31.04	86.82	34.27	7.36	5.845	27.71
700 - 719	34213766	84.43	100	28.25	84.06	16.48	7.33	5.88	20.38
720 - 739	20154508	81.13	100	25.98	74.26	17.44	7.4	5.838	26.21
740 - 759	14148966	82.1	100	27.21	80.83	27.05	7.27	5.741	32.41
760 - 779	12370343	77.9	100	28.84	77.48	34.71	6.88	5.795	18.25
780 - 799	8498233	78.27	100	35.82	100	22.04	6.62	5.441	28.92
800 >=	384000	80	80	100	100	100	5.38	0	100
Total:	9.24E+08	79.69	100	54.38	91.89	18.34	7.96	6.286	18.21

15. FICO-Second Lien

FICO-Second Lien	Total Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	%IO	WAC	MARGIN
<= 519	115979.3	99.24	100	100	100	0	11.327	0
520 - 539	41847	95	95	100	100	0	11.837	0
540 - 559	183763.2	70.59	100	49.35	100	0	11.456	8.78
560 - 579	1040193	95.97	100	95.2	100	0	12.342	0
580 - 599	5912727	96.52	100	94.49	100	0	11.994	7.67
600 - 619	6661681	96.79	100	94.57	100	0	11.652	9.44
620 - 639	6863469	95.05	100	70.71	98.8	0	11.335	0
640 - 659	6605406	97.2	100	56.21	100	0	11.041	7.28
660 - 679	5171900	98.45	100	48.02	99.08	0	10.534	8
680 - 699	3164782	99.9	100	25.87	100	0	10.282	0
700 - 719	2299017	98.89	100	35.57	100	0	9.966	0
720 - 739	1044986	99.82	100	20.93	100	0	9.999	0
740 - 759	1615390	99.42	100	19.32	100	0	10.011	0
760 - 779	120880.5	100	100	100	100	0	9.15	0
780 - 799	396047	98.22	100	21.43	100	0	10.101	0
Total:	41238067	97.16	100	64.38	99.68	0	11.098	8.26

Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

ABSC OOMC 2006-HE3

Asset Backed Securities Portfolio Analysis

462 records

Balance: 169,474,222

IO Lons Only

Selection Criteria: IO Lons Only

Table of Contents

1. Product Type

2. Product Type

3. FICO (For Loans where FICO is available)

1. Product Type

		Number		Avg
		of	Total	Loan
Product Type	WA IO Term	Loans	Balance	Balance	% Total IO	% Total Deal	NZWA FICO	Avg LTV	% Owner Occupied	% Purchase	% Investor	NZWA DTI	% Full Doc
30 Yr Fixed- IO 5 Yrs 60Months	60	25	12,461,007.43	498440.3	7.35	1.29	684	69.96	100	15.32	0	43.31	61.73
ARM 15/30 - IO 5 Yrs 60Months	60	1	162,500.00	162500	0.1	0.02	661	43.92	100	0	0	49.32	0
ARM 2/28- IO 5Yrs 60Months	60	384	135,423,295.14	352664.8	79.91	14.03	643	82.32	99.74	41.47	0.2	43.81	46.95
ARM 3/27- IO 5Yrs 60Months	60	7	3,922,517.99	560359.7	2.31	0.41	647	73.29	100	17.21	0	46.54	17.09
ARM 5/25- IO 5Yrs 60Months	60	45	17,504,901.75	388997.8	10.33	1.81	661	77.95	100	41.66	0	41.33	51.62
Total:	60	462	169,474,222.31	366827.3	100	17.56	648	80.71	99.79	38.97	0.16	43.59	47.78

2. Product Type

Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
30 Yr Fixed- IO 5 Yrs 60Months	0	0	0	0	0	0	0	0	0
ARM 15/30 - IO 5 Yrs 60Months	0	0	0	0	162,500.00	0	0	0	0
ARM 2/28- IO 5Yrs 60Months	0	0	1,497,378.21	0	133,925,916.93	0	0	0	0
ARM 3/27- IO 5Yrs 60Months	0	0	0	0	3,922,517.99	0	0	0	0
ARM 5/25- IO 5Yrs 60Months	0	0	375,000.00	0	17,129,901.75	0	0	0	0
Total:	0	0	1,872,378.21	0	155,140,836.67	0	0	0	0

3. FICO (For Loans where FICO is available)

FICO (For Loans where FICO is available)	% Total Deal	Avg LTV	Max LTV	% Full Doc	% Owner Occupied	WAC	MARGIN	% Silent Second
540 - 559	0.02	80	80	0	100	9.2	7.7	0
560 - 579	0.26	76.12	85	59.52	100	7.914	6.451	10.32
580 - 599	2.38	76.17	95	50.87	99.63	7.595	6.059	16.08
600 - 619	2.55	82.67	100	68.2	100	7.575	6.094	28.58
620 - 639	3.38	82.17	98.97	60.37	100	7.355	5.814	24.11
640 - 659	2.77	80.35	95	38.95	100	7.306	5.822	22.51
660 - 679	2.13	81.94	100	53.12	98.71	7.188	5.613	26.45
680 - 699	2.03	81.85	95	31.13	100	7.02	5.53	39.11
700 - 719	0.58	87.52	100	17.18	100	7.424	5.934	31.1
720 - 739	0.36	82.45	100	10.33	100	6.87	5.35	61.35
740 - 759	0.4	84.27	100	0	100	6.859	5.409	53.81
760 - 779	0.44	67.4	83.7	22.85	100	6.069	4.95	42.46
780 - 799	0.19	70.72	92.84	60.97	100	6.045	4.933	17.68
800 >=	0.04	80	80	100	100	5.375	0	100
Total:	17.56	80.71	100	47.78	99.79	7.293	5.812	27.45

Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

1. STATE

STATE	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA SS CLTV	% with 2nd	wa FICO	% Owner Occ	% Fixed
California	27	753	260,617,266.78	346105.3	81.42	4.46	641	94.74	23.93
Pacific (AK, HI, OR, WA)	2.74	122	26,497,358.77	217191.5	83.36	4.6	610	97.26	23.17
Mountain (AZ, CO, ID, MT, NM, NV, UT, WY)	4.65	277	44,850,658.61	161915.7	87.08	4.94	613	91.64	14.56
W. North Central (IA, KS, MN, MO, ND, SD, NE)	1.46	124	14,136,654.53	114005.3	90.03	6.11	599	90.75	7.76
W. South Central (AR, LA, OK, TX)	5.09	492	49,155,720.33	99910	89.71	7.76	595	94.07	26.46
E. North Central (IL, IN, MI, OH, WI)	7.53	616	72,687,436.41	117999.1	88.6	5.67	602	92.58	12.89
E. South Central (AL, KY, MS, TN)	1.62	185	15,675,981.09	84735.03	91.75	10.66	592	97.15	23.84
New England (CT, MA ,ME, NH, RI, VT)	11.68	495	112,738,881.90	227755.3	82.07	3.17	628	92.37	13.64
Middle Atlantic (NJ, NY, PA)	16.63	622	160,519,342.49	258069.7	81.85	2.47	622	91.85	20.26
South Atlantic ( DC, DE, FL, GA, MD, NC, SC, VA, WV)	21.6	1185	208,510,162.40	175957.9	84.47	3.92	610	87.95	15.21
Total:	100	4871	965,389,463.31	198191.2	83.8	4.27	621	92.23	18.84

Credit Suisse

11 Madison Avenue

New York, New York 10010

www.credit-suisse.com

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.